Exhibit 99.1

C. K. Cooper & Co. C. K. Cooper & Co. Palm Desert, CA Palm Desert, CA February 2008 February 2008

2 Disclosure Statements Disclosure Statements Safe-Harbor Statement -- Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC. Investors are urged to also consider closely the disclosures in Cano’s Form 10-K for the fiscal year ended June 30, 2007 and Cano’s Form 10-Q for the fiscal quarter ended December 31, 2007, available from Cano by calling 877.698.0900. These forms also can be obtained from the SEC at www.sec.gov . PV10 Calculations of Reserve Values are based on the SEC price deck for June 30, 2007 (Cano’s fiscal year end) of $70.47 per bbl and $6.40 per mcf, are calculated “before tax” (BT) and consider the anticipated costs to develop and produce.

3 Cano Business Model Cano Business Model Market World demand strong and growing Supply issues Favorable economics Early Mover Business model established Team and relationships built Asset accumulation Minimal Competition to Date Secondary and Enhanced Oil Recovery Managed Risk No exploration risk No international or offshore risk Limited engineering risk

4 Listing AMEX: CFW Senior Debt:(~$60 million Borrowing Base) $48.0 million Drawn Cash $1.3 million Preferred Convertible Stock $44.5 million Shares outstanding 37.5 million Market Cap $206 million Pre-Tax PV-10 $1,138 million Proved Reserves 66.7 MMBOE % PUD 83% % Oil 64% Total Acreage 73,000 Areas of Operation TX Panhandle, Central TX, OK and NM Cano Petroleum Cano Petroleum – Key Statistics Key Statistics (b) (a) Total diluted shares outstanding of 39.9 million (less Pref). (b) Market Cap as of Feb 6, 2008, based on stock price of $5.50 and 37.5 million shares outstanding. (c) Based on SEC Price Deck for June 30, 2007 of $70.47/Bbl and $6.40/Mcf. (c) (a)

5 Historical Trends Historical Trends MBOE Reserve Growth 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2004 2005 2006 2007 *CAGR = 680% $0 $200 $400 $600 $800 $1,000 $1,200 2004 2005 2006 2007 $M PV–10 Growth *CAGR = 827% 0 100 200 300 400 500 600 2004 2005 2006 2007 Production Growth MBOE *CAGR = 572% *Compounded Annual Growth Rate

6 Summary FY 2007 Summary FY 2007 Major Accomplishments Major Accomplishments • Drilled 80 wells • Added ~ 22.4 MMBOE proved reserves at $2.38/BOE F&D • Barnett Shale gas field discovery adding ~ 11MM BOE and $30MM in PV-10 • Cato Field acquisition adding ~ 9MM BOE and ~ $116MM in PV-10 (less than $1/BOE acquisition cost) • $7MM Rich Valley asset sale ($3.4MM after-tax gain) • Panhandle Field new gas contract: -adding ~ $125M/month revenue -adding ~ $150MM in PV-10 of proved reserves • Strengthened Board and Management Team •Production up 84% over prior year •Revenue up 79% over prior year •Proved Reserves up 47% over prior year

7 Why Enhanced Oil Recovery Why Enhanced Oil Recovery • Proven, low risk technology – Original Oil in Place (OOIP) determined by historical production • Focus on mature fields with substantial existing infrastructure – Legacy infrastructure and abundant technical information • Experienced management and technical team provide Cano with a competitive advantage – Large Independents and Majors less focused on mature fields • Large-scale projects with substantial reserve potential – Primary recovery only represents 10% - 30% of OOIP

8 15% to 25% Additional Recovery of OOIP (Tertiary Recovery) 10% to 20% Additional Recovery of OOIP (Secondary Recovery) 10% to 30% Recovery of OOIP (Primary Recovery) Secondary Tertiary Primary Primary Residual Oil 25% to 65% Residual Recovery Profile of a Conventional Reservoir Recovery Profile of a Conventional Reservoir

9 Production & Reserves Production & Reserves Total Reserves Total Acreage: ~73,000 MMBOE PV10 SEC proved (6/30/07) 67 $1,138 MM Prob/Poss (Unrisked)* 118 $1,307 MM Nowata Acreage: 2,601 1.7 MMBOE proved; 5 MMBOE probable 197 boepd FT. WORTH DAVENPORT DESDEMONA CORSICANA NOWATA Corsicana Acreage: 341 .2 MMBOE proved; 1.0 MMBOE probable Desdemona Acreage: 11,068 Duke Waterflood: 1.0 MMBOE proved; 27 MMBOE prob/poss 16 boepd Barnett Shale: 11 MMBOE proved 138 boepd Panhandle Acreage: 27,000 35.5 MMBOE proved; 45 MMBOE prob/poss 590 boepd Pantwist Acreage: 9,700 6.8 MMBOE proved; 3 MMBOE prob/poss 334 boepd PANTWIST Cato Field, Chavez & Roosevelt Counties, NM Acreage: ~20,000 90 boepd 9 MMBOE proved; 26 MMBOE prob/poss Total Production: ~ 1,428 boepd FY 2008 2nd Qtr Actual Production *Internal Estimates Davenport Acreage: 2,178 1.5 MMBOE proved; 11 MMBOE probable 63 boepd CATO PANHANDLE

10 EOR Capture by Asset EOR Capture by Asset CANO PETROLEUM Producing oil & gas in the USA for the USA EOR Capture by Asset Cano Petroleum Unrisked Reserve Profile OOIP (MMBOE) Primary Secondary Tertiary Total Corsicana - ASP 7 2 1 1 4 Percentage of OOIP 29% 14% 14% 57% Cato - Waterflood+ CO-2 98 15 25 10 50 Percentage of OOIP 15% 26% 10% 51% Davenport - ASP 58 12 10 11 33 Percentage of OOIP 21% 17% 19% 57% Desdemona Barnett Shale 15 11 11 Desdemona Waterflood+ASP 92 24 9 19 52 Percentage of OOIP 26% 10% 21% 57% Nowata - ASP 58 18 15 5 38 Percentage of OOIP 30% 26% 9% 65% Panhandle - Waterflood + CO-2 382 90 52 24 166 Percentage of OOIP 24% 14% 6% 43% Pantwist - Waterflood 161 22 9 31 Percentage of OOIP 14% 6% 19% PDP/PDNP 9 9 Total Portfolio 871 203 121 70 394 23% 14% 8% 45% Cano Capture MMBOE 20 95 70 185 Percentage of OOIP 2% 11% 8% 21% Memo: 06/30/2007 Proved Reserves 20 46 1 67 WWW.CANOPETRO.COM Amex: CFW

11 Typical EOR Project Timeline Typical EOR Project Timeline Phases Duration • Lab Research or Simulation • Well Re-Drills, Facilities in Place • Water Injection – Initial Response • Production Reaches Peak • Peak Production Plateau • Production Decline 3 – 6 Months 6 – 12 Months 6 – 9 Months 6 – 12 Months 1 - 3 Years ~ 15 Years

12 13% 54% 10% 3% 18% 0% 2% Cato Panhandle Pantwist Desdemona Nowata Davenport Corsicana 10% 75% 7% 2% 0% 4% 2% Project PV-10 ($MM) (b) Cato 116.0 Panhandle 867.0 Pantwist 73.0 Desdemona 41.0 Nowata 18.5 Davenport 18.0 Corsicana 4.5 Cano Total $1,138 MM Proved Reserves by Project (a) PV-10 by Project (b) Project Proved Reserves (MMBOE) (a) Cato 9.1 Panhandle 35.5 Pantwist 6.8 Desdemona 11.9 Nowata 1.7 Davenport 1.5 Corsicana 0.2 Cano Total 66.7 MMBOE FY 2007 Proved Reserves and PV FY 2007 Proved Reserves and PV-10 10 (a) Proved Reserves as of June 30, 2007. (b) PV-10 based on SEC Price Deck for June 30, 2007 of $70.47/Bbl and $6.40/Mcf.

13 FY 2007 Proved Reserves FY 2007 Proved Reserves PV PV-10 Reconciliation ($MM) 10 Reconciliation ($MM) 2006 YE 2007 YE $570 $30 $116 ($100) $150 ($35) $57 $350 $1,138 All Other Cato Acquisition Barnett Shale New Gas Contract PH LOE PH PUD Revisions PH Acceleration Total Panhandle Revisions +$457 MM

14 Panhandle Regional Profile Panhandle Regional Profile • Area is surrounded by precedent successful secondary recovery pr Area is surrounded by precedent successful secondary recovery projects ojects • Analog recovery response model was developed based on the adjace Analog recovery response model was developed based on the adjacent nt East Schafer Ranch Waterflood project East Schafer Ranch Waterflood project Cockrell Ranch Waterflood East Sch afer Ranch Waterflood Cano Leas es Anal og Secondar y Recover y Projects

15 Acceleration Plan: Acceleration Plan: Equity Raise Use of Proceeds Equity Raise Use of Proceeds • Accelerate Harvey Development FY Accelerate Harvey Development FY 2008 2008 • Accelerate Mobil Accelerate Mobil-Fee Lease Fee Lease Development Development (25 new wells drilled in FY 2008) (25 new wells drilled in FY 2008) • Aggressively Pursue Acquisition Aggressively Pursue Acquisition Acreage Acreage • Move Production Responses from Move Production Responses from late late-2009 into late 2009 into late-2008 calendar year 2008 calendar year Panhandle Field Development Panhandle Field Development Harvey Harvey Cockrell Ranch Cockrell Ranch Cooper Cooper Mobil Fee Mobil Fee Schafer Ranch Schafer Ranch

Waterflooding 101 * * * ** * * * * * * * * * * * * *Typical Actual Response * * 16

Cockrell Ranch Waterflood Development Status Report Cockrell Ranch Waterflood Development Status Report Cockrell Ranch Phase III February, 2008 21 Injectors=14,700 BWIPD 21 Producers 17

Cockrell Ranch Waterflood Response Meaningful Response Expected 18 Dec-07 A-451 A-649 A-400 A-279 A-1128 A- 739 6 13 11 & E RR 3 12 2 BL 3 1 2 9 1 7B 9C 11 9 4 5 E3 E1 1 7 13 18 19 20 21 12 8 6 8 2 1 2 4 4 56 61 70 71 A33 A34 A35 36 10 1 47 37 57 88 96 97 98 99 46 3-A 37 59 4 4 5 5 34 35 102 3 11 1 12 100 1 10 10 3 3 2 8 4 5 6 24 7 60-G 11 B4 1 2 18 2 7 E7 21 31 A31 A32 6 1 6 8 8 12 6 1 5 6 6 7 3 5 1 1 7 2 2 3 3 3 3 8 73 4 72 74 76 77 78 79 83 10 4 58 8 9 9 10 3 13 B5-G 5 8 8-A 7 19 30 4 9 5 0 2 4 48 15 68 69 75 80 82 65 51 39 40 41 42 43 44 45 67 50 66 52 53 54 55 62 63 64 49 32 38 B23 19 B19 20 B20 22 B21 17 B22 B16 24 25R 26 27 28 29 30 23 33 18 10 11 12 13 14 15 91 92 93 95 7 1 94 B24 B25 B1 B2 B3 3 7 6 B6 B7 B8 B9 10 20 9 3-A 6 9 89 90 1 85 5 B13 B10 87 B12 86 B14 B15 B17 B18 B26 81 84 B11 1 10 6 105 WSW 16 2R 35 R 31R 47R 1R 36 R 74R 2R 43R 9R 96R 71R 60-GR 37R 102R 97R B4R B7R B8R B9R B10R B12R B13R B15R B18R B19R B21R B23R E1R E7R 4R 8R 9R 10R 11R 12R 17R 18R 20R 21 R 22 R 23 R 24R 39 R 40R B24R 26R 41R 52R 28R B17R A33R 32R A31R B22R Cockrell Ranch Radial Pore Volume Inj Feb 1, 2008 3,162,470 Bbls Cum Water FEE T 0 500 1, 000 1,500 ATTRIBUTE MAP Z one : WATERFLOOD - FL OOD_RESPONSE [ AJ K] IS PRESENT REMARKS 660 ft = .25 pv P ET RA 2/ 1/2 0 08 3 :4 5: 30 P M Pre-Response Seen at 26 Wells Radial Injection Expected PVI Dec-07 Jan-08 Feb-08 May-08 Jul-08 Oct-08 0.03 0.07 0.11 0.22 0.30 0.41

Cockrell Ranch Waterflood Phase I Battery Cockrell Ranch Waterflood Phase I Battery 19

20 Cato Field Acquisition Cato Field Acquisition New Mexico New Mexico Cato Unit Cato Unit 15,300 acres 15,300 acres 220 wells acquired 220 wells acquired San Andres Dolomite: San Andres Dolomite: Porosity: 5 Porosity: 5-7% 7% Permeability: 20 md Permeability: 20 md Depth: 3,200 Depth: 3,200’ 70 wells currently producing 70 wells currently producing 140 boepd 140 boepd +30 additional wells to re +30 additional wells to re- activate and add pay activate and add pay Three pilot waterfloods in Three pilot waterfloods in field field Drilled on 40 acres spacing. Drilled on 40 acres spacing. 20 acre infill potential 20 acre infill potential CO CO-2 Line 4 miles away 2 Line 4 miles away TomTom / Tomahawk TomTom / Tomahawk 3,000 acres 3,000 acres 65 Wells 65 Wells Re Re-activated 10 wells activated 10 wells to to-date date 20 wells to re 20 wells to re-activate activate Levelland Trend Cato San Andres Unit Cato Tomahawk TomTom NM TX

21 Three Prior Waterflood Pilots Three Prior Waterflood Pilots Amoco Pilot (1975) 11% OOIP Response 4 MMBWI Shell Pilot (1976) 5% OOIP Response 2.5 MMBWI Kelt Pilot (1990) Limited Response <1 MMBWI

22 Cato Field Reserves Cato Field Reserves *Texas A&M SPE Paper 27660- Study of 22 San Andres Waterflood projects in the Permian Basin yielded a mean recovery of 38% of OOIP Cato Field Secondary and Tertiary Recovery Profile Reserve Category Net MBOE Incr. % OOIP CUM OOIP % Gross CAPX $M $/BOE PDP 224 0.3% 15.4% PDNP 624 0.7% 16.1% $ 3,060 $ 4.90 PUD-WF 8,214 9.48% 25.6% $ 47,850 $ 5.83 PROB-WF* 10,752 12.41% 38.0%* $ 40,650 $ 3.78 POSS-WF 2,317 2.67% 40.7% POSS-CO2 8,067 9.31% 50.0% $ 66,050 $ 8.19 Total 30,198 50.0% $ 157,610 $ 5.22

Cato Drilling 23 • Cato FY 2008 Work Plan • RTP’d 40 wells: Production from 35 BOPD to 80 BOPD 2-4 BOPD Results at Tomahawk • 20-Acre Infill wells discovered 2 new intervals P-4,P-5 IP’s: 10-30 BOEPD • 40-Acre New Wells: Only drilled to the P1,P-2, P-3 IP~ 5-8 BOEPD C.S.A.U 545 20 BOPD

24 Cato Waterflood Development Cato 5 Cato 5-Year 20 Year 20-Acre Infill Program Acre Infill Program FY 2008 Acceleration Program: FY 2008 Acceleration Program: Secure three Drilling Rigs Secure three Drilling Rigs Drill 51 infill wells and initiate Drill 51 infill wells and initiate flood in prior Amoco Pilot area flood in prior Amoco Pilot area FY 2009: FY 2009: Drill 50 infill wells south of Amoco Drill 50 infill wells south of Amoco Pilot area and expand waterflood Pilot area and expand waterflood FY 2010: FY 2010: Drill 45 infill wells north of Shell Drill 45 infill wells north of Shell Pilot area and expand waterflood Pilot area and expand waterflood FY 2011: FY 2011: Drill 40 wells in Shell Pilot area Drill 40 wells in Shell Pilot area and expand waterflood and expand waterflood FY 2012: FY 2012: Drill 20 infill wells in Kelt Pilot Drill 20 infill wells in Kelt Pilot area and expand Waterflood area and expand Waterflood Total 20 Total 20-Acre Infill Wells~ 200 Acre Infill Wells~ 200

Cato 20 Cato 20-Acre Infill Well Profiles Acre Infill Well Profiles • Wells completed in the P-2 thru P-5. Modeled at 99% initial decline rates • Recall that these 20-acre infill wells will be producers in the waterflood and P-2 thru P-5 PDP production and reserves are incremental to the flood. • Incremental well cost of $150M To drill, complete, stimulate and pump the deeper wells. • Plan to sand-frac the “tighter” zones in the wells once initial rates are stabilized. • Also Perforate and sand-frac the P-1 in all wells. 25 Cato 20-Acre Infills (Incremental Economics for $150M Capital) IP PDP Reserves NPV-10 (SM) and IRR% MBOE $90/$8 $60/$7 $45/$5 15 BOPD 26 $443 $190 $49 163% 58% 20% 25 BOPD 28 $517 $234 76 298% 90% 29%

26 Desdemona Waterflood Desdemona Waterflood •~ 7,000 net Waterflood acres in the Duke Sand •Probable/Possible Waterflood/ASP reserves ~27 MMBOE 640 Acre Phase I Area

Desdemona Waterflood Response 27 Cent ra l Battery A-6 47 -720 A-631 A-43 9A-587 A A-1903 A-378 A-1936 13 H HENDER SON & M G RR G E MOORE A-5 43 A-9 69 M MC KINNEY S R R OBINSON Eastland Co. Erath Co. 16-02 12-02 11-02 31-09 31-12 31-08 31-14 31-11 31-15 30-11 30-1 13-03 31-07 31-10 31-04 31-01 32-02 - 1050 - 1070 - 1090 - 1110 - 1130 - 1150 - 1170 - 1190 - 1210 - 1230 - 1250 - 1270 - 1290 - 1310 - 1330 - 1350 - 1370 - 1390 - 1410 - 1430 - 1450 - 1470 - 1490 - 1510 - 1530 - 1550 - 1570 - 1590 - 1610 - 1630 - 1650 - 1670 - 1690 - 1710 - 1730 - 1750 - 1770 - 1790 - 1810 - 1830 - 1850 - 1870 - 1890 Oil Cuts Seen Desdemona Hogtown-Moore Unit Waterflood Response Wells Gray Lime Sructure (CI = 10ft) FEET 0 5 00 1, 000 1, 500 ATTRIBUTE MAP Z on e: B IG_ SALINE_ SAND - OIL_ RESPONSE_ FROM_FL OOD [AJK ] IS PRESENT By: Kimble PETRA 2 /1 / 2008 4 :3 1 :46 PM Desdemona Summary: •Cumulative Injection roughly 700,000 BWI •Oil cut seen at 3 wells Production: 10-20 BOPD 5 MCFPD 750 BWPD •Still Need more time For reservoir fill-up •Performing Reservoir Simulation/Modeling on the remainder of the Field

28 Nowata RTP Nowata RTP’s and ASP Pilot s and ASP Pilot ASP Pilot Area Layout of softening + ASP injection equipment Pilot Plant is on site Pilot Plant is on site and final testing is and final testing is complete complete Full start Full start-up occurred in Dec up occurred in Dec- 2007 2007 Expect ASP response Expect ASP response in April/May 2008 in April/May 2008 ~5 MMBOE Possible Reserves ~5 MMBOE Possible Reserves

Nowata ASP Injection Plant ASP Injection Pumps ASP Control Panel ASP Breaker Room Polymer Hydration Tanks 29

30 University of Texas Research Grant University of Texas Research Grant • Initiated in Jan, 2007 with the Center for Petroleum and Geosystems Engineering Specific ASP research on four Cano Fields; Davenport, Desdemona, Nowata and Panhandle – Nowata Field: Current Status: Sandstone - Mature Waterflood existing ASP Challenge: Buttress current ASP recipe with a follow-on recovery mechanism Solution: Developed a cyclic SP alternating CO-2 fourth stage recovery recipe – Davenport Field: Current Status: Sandstone - Mature Waterflood Challenge: Need high TDS solution Solution: Tested over 160 different ASP combinations to determine three optimal recipe's – Desdemona Field Status: Sandstone - Pending Waterflood Challenge: Develop Tertiary Recovery Mechanism Solution: Currently testing fluid-to-fluid properties; Encouraging ASP results to date – Panhandle Field Status: Dolomite - Pending Waterflood Challenge: Need Tertiary Recovery Mechanism; No CO-2 availability Solution: Develop ASP Tertiary recovery recipe for carbonates; Initial Testing Phase

31 FY 2008 Capital FY 2008 Capital Capital by Field 1% 3% 16% 1% 4% 35% 40% Panhandle ($31.3MM) Corsicana ($0.7MM) Desdemona ($2.3MM) Desdemona Marble Falls / Barnett ($12.3MM) Davenport ($0.9MM) Nowata ($3.4MM) Cato ($27.1MM) Capital Detail 49% 22% 15% 14% New Well Drills ($38.3MM) Facilities ($17.5MM) Workovers / Conversions ($11.4MM) Other / Contingency ($10.8MM) Total: $78.00MM Total: $78.00MM * Includes $10 MM Barnett Shale Capital Program Deferral * * Increased Capital Spending from $57 MM to $78 MM

32 2007 2007-2012 Act/Projected Capital 2012 Act/Projected Capital Fiscal Year CAPITAL SPENDING (NET M$) - FISCAL YEAR CATO CORSICANA DAVENPORT DESD+ WF DESD Barnett NOWATA PANHANDLE PANTWIST TOTAL FY 2007 Act $9,600 $1,912 $2,138 $4,900 $12,100 $4,009 $18,191 $100 $52,850 FY 2008 $27,111 $694 $911 $2,331 $12,275 $3,421 $31,257 $0 $78,000 FY 2009 $24,000 $0 $0 $12,300 $1,150 $3,150 $23,625 $0 $64,225 FY 2010 $24,000 $0 $0 $12,100 $1,850 $1,050 $23,625 $0 $62,625 FY 2011 $24,000 $0 $0 $12,000 $2,000 $0 $23,875 $2,500 $61,875 FY 2012 $24,000 $0 $4,000 $12,000 $2,000 $0 $24,000 $5,000 $66,000 TOTAL $132,711 $2,606 $7,049 $55,631 $31,375 $11,630 $144,573 $7,600 $385,575

33 Production Profile Production Profile •Probable reserves risked at 50% of recovery volumes • Possible reserves risked at 75% of recovery volumes ** Compounded Annual Growth Rate (CAGR) +50% CAGR BOEPD

34 Income Model Income Model At $70.00/Bbl and $7.00/MCF

35 Corporate Strategy Corporate Strategy - Execution Execution • Increase production/cash flow – Develop Panhandle Waterflood PUD’s • Water Injection commenced July, 2007 • Initial production response anticipated in 1Q/2Q-2008 – Convert Probable Reserves to Proved • Waterflood Response at Desdemona (2Q-2008) • Launch of Nowata SP project (Response Apr/May-2008) • Cato Field RTP’s, infills (Ongoing) and Waterflood (2008) • Apply SP at Davenport and Desdemona (2008-2009)

© Cano Cano Petroleum Inc., 2008